Financial instruments and financial risk management	12 Months Ended
Dec. 31, 2020
Disclosure Of Financial Instruments [Abstract]
Financial instruments and financial risk management
26.	Financial instruments and financial risk management

Derivative financial instruments designated as effective cash flow hedge instruments' fair values were as follows:

	December 31, 2020	December 31, 2019	January 1, 2019
Current assets
Interest rate derivatives	-	30	3,980
Non-current assets
Interest rate derivatives	-	-	2,159
Current liabilities
Interest rate derivatives	-	649	-
Non-current liabilities
Interest rate derivatives	-	684	-

As at December 31, 2020 and 2019, the impact to income or loss and other comprehensive income is as follows:

	Finance (loss) income		Other comprehensive (loss)
			income
	2020	2019	2020	2019
Derivative financial instruments measured at fair
value through other comprehensive income:
Interest rate derivatives	(488)	-	488	10,007
	(488)	-	488	10,007

Risks

In the normal course of its operations and through its financial assets and liabilities, the Group is exposed to the following risks:

•	credit risk
•	liquidity risk
•	market risk.

This note presents information about the Group’s exposure to each of the above risks, the Group’s objectives and processes for managing risk, and the Group’s management of capital. Further quantitative disclosures are included throughout these consolidated financial statements.

Risk management framework

The Group’s management identifies and analyzes the risks faced by the Group, sets appropriate risk limits and controls, and monitors risks and adherence to limits. Risk management is reviewed regularly to reflect changes in market conditions and the Group’s activities.

The Board of Directors has overall responsibility of the Group’s risk management framework. The Board of Directors monitors the Group’s risks through its audit committee. The audit committee reports regularly to the Board of Directors on its activities.

The Group’s audit committee oversees how management monitors and manages the Group’s risks and is assisted in its oversight role by the Group’s internal audit. Internal audit undertakes both regular and ad hoc reviews of risk, the results of which are reported to the audit committee.

a)	Credit risk

Credit risk is the risk of financial loss to the Group if a customer or counterparty to a financial instrument fails to meet its contractual obligation, and arises principally from the Group’s trade receivables. The Group grants credit to its customers in the ordinary course of business. Management believes that the credit risk of trade receivables is limited due to the following reasons:

•	There is a broad base of customers with dispersion across different market segments;
•	No single customer accounts for more than 5% of the Group’s revenue;
•	Approximately 94.9% (2019 – 94.2%) of the Group’s trade receivables are not past due or 30 days or less past due;
•	Bad debt expense has been less than 0.1% of consolidated revenues for the last 3 years.

Exposure to credit risk

The Group’s maximum credit exposure corresponds to the carrying amount of the financial assets. The maximum exposure to credit risk at the reporting date was:

	December 31, 2020	December 31, 2019	January 1, 2019
Trade and other receivables	597,873	452,241	463,075
Promissory note	-	19,105	16,630
Derivative financial assets	-	30	6,140
	597,873	471,376	485,844

Impairment losses

The aging of trade and other receivables at the reporting date was:

	Total	Impairment	Total	Impairment
	2020	2020	2019	2019
Not past due	447,517	224	345,953	-
Past due 1 – 30 days	104,491	1,211	80,642	669
Past due 31 – 60 days	26,601	3,439	17,467	2,008
Past due more than 60 days	30,792	6,654	14,871	4,015
	609,401	11,528	458,933	6,692

The movement in the allowance for expected credit loss in respect of trade and other receivables during the year was as follows:

	2020	2019
Balance, beginning of year	6,692	5,095
Business combinations	4,473	398
Bad debt expenses	2,749	2,161
Amount written off and recoveries	(2,795)	(1,237)
Effect of movements in exchange rates	409	275
Balance, end of year	11,528	6,692
b)	Liquidity risk

Liquidity risk is the risk that the Group will not be able to meet its financial obligations associated with its financial liabilities that are settled by delivering cash or another financial asset. The Group’s approach to managing liquidity is to ensure, as far as possible, that it will always have sufficient liquidity to meet its liabilities when due, under both normal and stressed conditions, without incurring unacceptable losses or risking damage to its reputation.

Cash inflows and cash outflows requirements from Group’s entities are monitored closely and separately to ensure the Group optimizes its cash return on investment. Typically, the Group ensures that it has sufficient cash to meet expected operational expenses; this excludes the potential impact of extreme circumstances that cannot reasonably be predicted. The Group monitors its short and medium-term liquidity needs on an ongoing basis using forecasting tools. In addition, the Group maintains revolving facilities, which have $825 million availability at December 31, 2020 (2019 - $466 million) and an additional $196.5 million credit available (CAD $245 million and USD $5 million). The additional credit is available under certain conditions under the Group’s syndicated bank agreement (2019 - $192.5 million, CAD $245 million and USD $5 million).

The following are the contractual maturities of the financial liabilities, including estimated interest payment:

	Carrying	Contractual	Less than	1 to 2	2 to 5	More than
	amount	cash flows	1 year	years	years	5 years
2020
Trade and other payables	468,238	468,238	468,238	-	-	-
Long-term debt	872,544	953,425	65,697	539,317	192,087	156,324
Other financial liability	19,793	11,017	4,016	2,395	1,607	2,999
	1,360,575	1,432,680	537,951	541,712	193,694	159,323

2019
Bank indebtedness	2,927	2,927	2,927	-	-	-
Trade and other payables	341,443	341,443	341,443	-	-	-
Long-term debt	1,343,307	1,508,763	85,255	595,574	666,210	161,725
Derivatives financial liabilities	1,333	1,333	649	342	342	-
Other financial liability	3,984	4,158	2,079	2,079	-	-
	1,692,994	1,858,624	432,352	597,995	666,551	161,725

It is not expected that the contractual cash flows could occur significantly earlier, or at significantly different amounts.

c)	Market risk

Market risk is the risk that changes in market prices, such as foreign exchange rates and interest rates, will affect the Group’s income or the value of its holdings of financial instruments. The objective of market risk management is to manage and control market risk exposure within acceptable parameters, while optimizing the return.

The Group buys and sells derivatives, and also incurs financial liabilities, in order to manage market risks. All such transactions are carried out within the guidelines set by the Group’s management and it does not use derivatives for speculative purposes.

d)	Currency risk

The Group is exposed to currency risk on financial assets and liabilities, sales and purchases that are denominated in a currency other than the respective functional currencies of Group entities. Primarily the Canadian entities are exposed to U.S. dollars and entities having a functional currency other than the Canadian dollars (foreign operations) are not significantly exposed to currency risk. The Group mitigates and manages its future USD cash flow by creating offsetting positions through the use of foreign exchange contracts periodically and USD debt.

To mitigate its financial net liabilities exposure to foreign currency risk related to Canadian entities, the Group designated a portion of its U.S. dollar denominated debt as a hedging item in a net investment hedge.

The Group’s financial assets and liabilities exposure to foreign currency risk related to Canadian entities was as follows based on notional amounts:

	2020	2019
Trade and other receivables	36,250	30,733
Trade and other payables	(2,162)	(2,573)
Long-term debt	(225,393)	(478,566)
Balance sheet exposure	(191,305)	(450,406)
Long-term debt designated as investment hedge	225,000	325,000
Net balance sheet exposure	33,695	(125,406)

The Group estimates its annual net USD denominated cash flow from operating activities at approximately $280 million (2019 - $330 million). This cash flow is earned evenly throughout the year.

The following exchange rates applied during the year:

	December 31, 2020	December 31, 2019	January 1, 2019
Average USD for the year ended	1.3415	1.3269	1.2957
Closing USD as at	1.2725	1.2988	1.3642

Sensitivity analysis

A 1-cent increase in the U.S. dollar at the reporting date, assuming all other variables, in particular interest rates, remain constant, would have increased (decreased) equity and income or loss by the amounts shown below. The analysis is performed on the same basis for 2019.

	2020		2019
	1-cent	1-cent	1-cent	1-cent
	Increase	Decrease	Increase	Decrease
Balance sheet exposure	(1,503)	1,503	(3,468)	3,468
Long-term debt designated as investment hedge	1,768	(1,768)	2,502	(2,502)
Net balance sheet exposure	265	(265)	(966)	966

Net impact on change in fair value of foreign exchange derivatives is not significant.

e)	Interest rate risk

The Group’s intention is to minimize its exposure to changes in interest rates by maintaining a significant portion of fixed-rate interest-bearing long-term debt. This is achieved by entering into interest rate swaps.

The Group enters into interest rate swaps designated for cash flow hedges. During 2020, three hedging relationships ended due to the repayment of the hedged items. At December 31, 2020, the Group has no interest rate swaps that hedge variable interest debt set using the 30-day Libor rate (2019 – $325 million). A $0.5 million loss, $0.5 million net of tax, (2019 – $10.0 million loss, $7.4 million net of tax) was recorded on the marking-to-market of the interest rate derivative to other comprehensive income for these cash flow hedges.

Ineffectiveness in hedging stems from differences between the hedged item and hedging instruments with respect to interest rate characteristics, currency, notional values and term. For the year ended December 31, 2020, the derivatives that were designated as cash flow hedges were considered to be fully effective and no ineffectiveness has been recognized in net income.

At December 31, 2020 and 2019, the interest rate profile of the Group’s carrying amount interest-bearing financial instruments excluding the effects of interest rate derivatives was:

	2020	2019
Fixed rate instruments	419,565	410,618
Variable rate instruments	452,979	932,689
	872,544	1,343,307

The Group’s interest rate derivatives are as follows:

	2020							2019
		Notional		Notional			Notional		Notional
	Average	Contract	Average	Contract	Fair	Average	Contract	Average	Contract	Fair
	B.A.	Amount	Libor	Amount	value	B.A.	Amount	Libor	Amount	value
	rate	CAD	rate	USD	USD	rate	CAD	rate	USD	USD
Coverage period:
Less than 1 year	-	-	-	-	-	0.99%	75,000	1.90%	293,750	(619)
1 to 2 years	-	-	-	-	-	0.00%	-	1.92%	100,000	(342)
2 to 3 years	-	-	-	-	-	0.00%	-	1.92%	100,000	(342)
Liability					-					(1,303)
Presented as:
Current assets					-					30
Current liabilities					-					(649)
Non-current liabilities					-					(684)

The fair value of the interest rate swaps has been estimated using industry standard valuation models which use rates published on financial capital markets, adjusted for credit risk.

Fair value sensitivity analysis for fixed rate instruments

The Group does not account for any fixed rate financial liabilities at fair value through income or loss. Therefore a change in interest rates at the reporting date would not affect income or loss.

Cash flow sensitivity analysis for variable rate instruments

A 1% change in interest rates at the reporting date would have increased (decreased) equity and net income or net loss by the amounts shown below. This analysis assumes that all other variables, in particular foreign currency rates, remain constant. The analysis is performed on the same basis for 2019.

	2020		2019
	1% increase	1% decrease	1% increase	1% decrease
Interest on variable rate instrument	(3,311)	3,311	(4,455)	4,455

Impact on instruments used in cash flow hedge:

	2020		2019
	1% increase	1% decrease	1% increase	1% decrease
Interest on variable rate instrument	-	-	(2,577)	2,577
Interest on interest rate swaps	-	-	2,577	(2,577)
	-	-	-	-

Net impact on change in fair value of interest rate swaps is not significant.

f)	Capital management

For the purposes of capital management, capital consists of share capital and retained earnings of the Group. The Group's objectives when managing capital are:

•	To ensure proper capital investment in order to provide stability and competitiveness to its operations;
•	To ensure sufficient liquidity to pursue its growth strategy and undertake selective acquisitions;
•	To maintain an appropriate debt level so that there are no financial constraints on the use of capital; and
•	To maintain investors, creditors and market confidence.

The Group seeks to maintain a balance between the highest returns that might be possible with higher level of borrowings and the advantages and security by a sound capital position.

The Group monitors its long-term debt using the ratios below to maintain an appropriate debt level. The Group’s debt-to-equity and debt-to-capitalization ratios are as follows:

	2020	2019
Long-term debt	872,544	1,343,307
Shareholders' equity	1,790,177	1,159,292
Debt-to-equity ratio	0.49	1.16
Debt-to-capitalization ratio[1]	0.33	0.54

[1] Long-term debt divided by the sum of shareholders' equity and long-term debt.

There were no changes in the Group’s approach to capital management during the year.

The Group’s credit facility agreement requires monitoring two ratios on a quarterly basis. The first is a ratio of total debt plus letters of credit and some other long-term liabilities to net income or loss from continuing operations before finance income and costs, income tax expense (recovery), depreciation, amortization, impairment of intangible assets, bargain purchase gain, and gain or loss on sale of land and buildings, assets held for sale and intangible assets (“Adjusted EBITDA”). The second is a ratio of adjusted earnings before interest, income taxes, depreciation and amortization and rent expense (“EBITDAR”), and, including last twelve months adjusted EBITDAR from acquisitions to interest and net rent expenses. These ratios are measured on a consolidated last twelve-month basis and are calculated as prescribed by the credit agreement which, among other things, requires the exclusion of the impact of IFRS 16. These ratios must be kept below a certain threshold so as not to breach a covenant in the Group’s syndicated bank. At December 31, 2020 and 2019, the Group was in compliance with its financial covenants.

Management believes that the Group has sufficient liquidity to continue both its operations as well as its acquisition strategy.

Upon maturity of the Group’s long-term debt, the Group’s management and its Board of Directors will assess if the long-term debt should be renewed at its original value, increased or decreased based on the then required capital need, credit availability and future interest rates.

g)	Accounting classification and fair values

The fair values of financial assets and liabilities, together with the carrying amounts shown in the statements of financial position, are as follows:

	December 31, 2020		December 31, 2019		January 1, 2019
	Carrying	Fair	Carrying	Fair	Carrying	Fair
	Amount	Value	Amount	Value	Amount	Value
Financial assets
Assets carried at fair value
Derivative financial instruments	-	-	30	30	6,139	6,139
Investment in equity securities	9,727	9,727	1,071	1,071	1,098	1,098
Assets carried at amortized cost
Trade and other receivables	597,873	597,873	452,241	452,241	463,075	463,075
Promissory note	-	-	19,105	19,105	16,630	16,630
	607,600	607,600	472,447	472,447	486,942	486,942

Financial liabilities
Liabilities carried at fair value
Derivative financial instruments	-	-	1,333	1,333	-	-
Other financial liability	26,730	26,730	4,853	4,853	5,775	5,775
Liabilities carried at amortized cost
Bank indebtedness	-	-	2,927	2,927	9,041	9,041
Trade and other payables	468,238	468,238	341,443	341,443	348,618	348,618
Long-term debt	872,544	876,829	1,343,307	1,346,286	1,161,430	1,207,408
	1,367,512	1,371,797	1,693,863	1,696,842	1,524,864	1,570,842

Interest rates used for determining fair value

The interest rates used to discount estimated cash flows, when applicable, are based on the government yield curve at December 31 plus an adequate credit spread, and were as follows:

	2020	2019
Long-term debt	2.5%	3.3%

Fair value hierarchy

Group’s financial assets and liabilities recorded at fair value on a recurring basis are investment in equity securities and the derivative financial instruments discussed above. Investment in equity securities is measured using level-3 inputs of the fair value hierarchy and derivative financial instruments are measured using level-2 inputs.

The fair value of the promissory note represents the present value of the future cash flows, based on the interest rate of the note, discounted by the company specific rate of the counterparty of the note. The company specific rate is comprised of a risk-free market rate and a company specific premium based on their risk profile. The counterparty to the note is GFL, a private company, for which limited publicly available information exists. At the issuance of the promissory note, the fair value was established using public information on the source of funding to acquire the Waste Management segment. Subsequent to the initial measurement, adjustments to the company risk premium are made based on the analysis of published financial information and on significant macro environmental factors impacting their segment. The risk-free market rate is publicly available.